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                              SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.  20549

                                         Form 8-K

                     Current Report Pursuant to Section 13 or 15(d) of
                               The Securities Exchange Act of 1934

           Date of Report (date of earliest event reported): March 21, 2005

                                   SCOTIA PACIFIC COMPANY LLC
                   (Exact name of Registrant as Specified in its Charter)

                                        Delaware
                      (State or other jurisdiction of incorporation)

                                        333-63825
                               (Commission File Number)

                                       68-0414690
                        (I.R.S. Employer Identification Number)

            P.O. Box 712                                                95565
      125 Main Street, 2nd Floor                                      (Zip Code)
        Scotia, California
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (707) 764-2330

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Item 7.01 Regulation FD Disclosure

     In  accordance  with General  Instruction  B.2 of Form 8-K,  the  following information  (including  any related  exhibits)  shall not be deemed "filed" for purposes of Section 18 of the Securities  Act of 1934, as amended,  nor shall it be deemed  incorporated by reference into any filing of the Registrant,  whether made before or after the date hereof, regardless of any general incorporation by reference  language in such filing,  except as shall be  expressly  set forth by specific reference in such a filing.

     Attached  hereto as Exhibits  99.1 is a  certificate  for the period ending
March 21, 2005 related to the  Registrant's  $867.2 million  original  aggregate principal amount of 6.55% Series B Class A-1 Timber  Collateralized Notes, 7.11%
Series B Class A-2  Timber  Collateralized  Notes  and 7.71%  Series B Class A-3
Timber  Collateralized  Notes due July 20,  2028  (the  "Timber  Notes").  These
certificates have been or will be delivered by the Registrant to certain holders of the Timber Notes and to other securities professionals.

Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

                99.1           Monthly Noteholder Certificate

                                 SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           SCOTIA PACIFIC COMPANY LLC
                                                (Registrant)

Date: March 21, 2005     By:               /s/ Bernard L. Birkel
                                               Bernard L. Birkel
                                  Secretary and Senior Assistant General Counsel